                                                                    EXHIBIT 10.5

                                PROMISSORY NOTE

$2,000,000                                                  as of August 26 1999
(plus Capitalized Interest)

     FOR VALUE RECEIVED, each Of AMERICAN TELESOURCE INTERNATIONAL, INC., a Delaware corporation ("ATII"), and the other undersigned Borrowers (ATII and the other undersigned Borrowers are individually referred to as a "Maker" and collectively as the "Makers"), hereby promises to pay, jointly and severally, to the order of NTFC CAPITAL CORPORATION ("Lender"), its successors, assigns or any
                                        ------
subsequent holder of this Note (the "Lender") at its offices located at 501
                                     ------
Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds, (i) the lesser of Two Million Dollars ($2,000,000) or all amounts advanced to one or more Borrowers pursuant to Section 1of the Loan Agreement (defined below), plus (ii) all amounts of
   ---------
Capitalized Interest, deemed advanced and calculated as provided below, together with interest thereon and other amounts due as provided below. Lender may note amounts advanced, paid and/or added as Capitalized Interest on the schedules attached hereto. Notations on the schedules attached hereto are for convenience only, and the failure of the Lender to make any notation on any schedule, or any incorrect notation by the Lender on any schedule, shall not diminish the obligations of any Maker under this Note.

     This Note is issued pursuant to that certain Loan and Security Agreement dated as of July 31, 1999 between and among ATII, the Domestic Subsidiaries of ATII which are signatories to the Loan Agreement, and such additional Domestic Subsidiaries of ATII which thereafter may become a party thereto pursuant to
Section 1(b) thereof and Lender (as it may be modified, amended or restated from time to time, the "Loan Agreement"). Any term not otherwise defined in this Note
                   --------------
shall have the same meaning as in the Loan Agreement. Reference is made to the Loan Agreement, which, among other things, permits the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. This Note is secured by, among other things, the Collateral described in the Loan Agreement and the other Loan Documents.

     All Advances hereunder shall bear interest from the date of such Advance until such amount is due and payable (whether on any Payment Date, at maturity, by acceleration, or otherwise) at a fixed rata per annum of interest equal to the five year bank swap rate as reported on the First Borrowing Date on the Dow Jones & Company Telerate screen, plus four hundred ninety-five (495) basis points. If Dow Jones & Company should cease service or cease publishing such rate, the Lender shall designate a comparable reference rate for use in determining the Interest Rate hereunder.

     During the period (the "Capitalized Interest Period") from the First
                             ---------------------------
Borrowing Date to the last day of the sixth full calendar month after the First Borrowing Date (the "Conversion Date"), interest shall accrue at the Interest
                     ---------------
Rate and shall be capitalized and added to the principal amounts outstanding hereunder ("Capitalized Interest").
            --------------------

     Following the end of the Capitalized Interest Period, interest shall accrue at the Interest Rate on all, principal amounts outstanding hereunder (including Capitalized Interest) and shall, be payable in arrears, commencing on the first day of the first calendar quarter following the Conversion Date (the "Initial Payment Date"), and on the first day of each consecutive calendar quarter thereafter (together with the Initial Payment Date, a "Payment Date") until the twentieth Payment Date (the "Maturity Date").

     All principal amounts borrowed and outstanding hereunder shall be amortized and repaid quarterly, in arrears, in 20 equal payments of interest and principal sufficient to pay this Note in full, commencing on the Initial Payment Date, and on each Payment Date thereafter through and including the Maturity Date, provided, however, in any event the final payment shall be in an amount equal to all outstanding principal hereunder, plus all accrued and unpaid interest and all other unpaid charges hereunder.

     The principal payment amounts shall be recalculated by Lender if any Advances are made hereunder after the Conversion Date, based on the aggregate amount of all Advances (including Capitalized Interest) made at any time. It is intended that the above amortization schedule will fully amortize the principal amounts advanced under

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this Note. If any principal interest, or other charge or expense remains outstanding on the Maturity Date, such amount shall be added to the payment due on the Maturity Date.

     Notwithstanding the foregoing, if Makers shall fail to pay within five (5) days after the due date any principal amount or interest or other amount payable under this Note, Makers shall pay, jointly and severally, to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at a rate equal to the lesser of three percent (3%) higher than the then applicable interest rate or the maximum permissible interest rate under applicable law (the "Default Rate") (instead of the Interest Rate), from the due date until such
 ------------
overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under the Loan Agreement. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Leader.

     Notwithstanding any provision of this Note or the Loan Agreement to the contrary, it is the intent of the Lender and the Makers that the Lender or any subsequent holder of this Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, as amended or enacted, from time to time. In the event Lender, or any subsequent holder of this Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such (except that no prepayment premium will be payable thereon), or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the Makers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Makers and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full Contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the Lender or any subsequent holder of the Note shall refund to the Makers the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of any Maker to Lender, then to any unpaid late charges, then to any unpaid interest accrued at the Default Rate, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (each, an "Event of Default"), all amounts then remaining
                                 ----------------
unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Loan Agreement, without further notice, at the option of the Lender. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver. Time is of the essence of this Note.

     Each Maker hereby expressly waives demand, presentment, notice and protest. Each Maker and any and all endorsers, guarantors and other parties liable on this Note, and any and all general partners of any Maker or of any endorsers, guarantors or other parties liable on this Note (collectively, the "Obligors") jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and all other claims and defenses based on suretyship principles, and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof (ii) any release or discharge by Lender of any of the Obligors, (iii) any release, substitution or exchange of any security for the payment hereof (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that

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

no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

     EACH MAKER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, AND WILLIAMSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, AND THE CHANCERY COURT FOR WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND ANY MAKER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS.

     Each Maker irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, return receipt requested, to such Maker at the address set forth in the Loan Agreement or to such other address as such Maker may have furnished to Lender in writing, and agrees that such service shall become effective thirty (30) days after such mailing. However, nothing herein shall affect the right of Lender or any Maker to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or any Maker in any other jurisdiction.

     EACH MAKER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT OR ANY RELATIONSHIP BETWEEN SUCH MAKER AND LENDER. EACH MAKER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF SUCH MAKER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN ANY ACTION TO ENFORCE THIS NOTE, EACH MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

     In the event this Note is placed in the hands of one or more attorneys for collection or enforcement or protection of the holder's rights described herein or in the Loan Agreement or the other Loan Documents, the [each] Maker agrees to pay, jointly and severally, all reasonable attorneys' fees and all court and other out-of-pocket costs incurred by the holder hereof (as of which shall be due on demand and shall bear interest at the rate then payable hereunder from five (5) days after such demand is made until paid).

     This Note is governed by and shall be construed in accordance with the internal laws of the State of Tennessee. If any Provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

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

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be had unless in writing signed by Lender.

     Executed as of the date first written above.

                              AMERICAN TELESOURCE
                              INTERNATIONAL, INC.
                                   (Delaware)


                              BY:__________________________________
                                   Arthur L. Smith
                                   Chief Executive Officer



                              AMERICAN TELESOURCE
                              INTERNATIONAL, INC.
                                   (Texas)


                              BY:__________________________________
                                   Arthur L. Smith
                                   President



                              TELESPAN, INC.


                              BY:__________________________________
                                   Charles R. Poole
                                   President



                              GLOBALSCAPE, INC.


                              BY:__________________________________
                                   Arthur L. Smith
                                   Chairman

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                              SCHEDULE A TO NOTE
                              ------------------

                             ADVANCES AND PAYMENTS
                             ---------------------

Initial Payment Date:
Maturity Date:

  Amount Advanced              Date of Advance               Payment Amount               Payment Date
  ---------------              ---------------               --------------               ------------
      Balance
      -------
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________
__________________       __________________           __________________            __________________      ___________


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

                              SCHEDULE B TO NOTE
                              ------------------

                             CAPITALIZED INTEREST
                             --------------------


      Original                Capitalized                                        Principal
     Principal                 Interest                    Date                   Balance
     ---------                 --------                    ----                   -------
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________
__________________       __________________           __________________

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